UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 6, 2022 (March 31, 2022)

Date of Report (Date of earliest event reported)

Lionheart Acquisition Corporation II

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39445	84-4117825
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4218 NE 2nd Avenue, Miami, FL	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 573-3900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	LCAPU	The Nasdaq Capital Market LLC
Class A Common Stock, par value $0.0001 per share	LCAP	The Nasdaq Capital Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	LCAPW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)       On March 31, 2022, the Board of Directors (the “Board”) of Lionheart Acquisition Corporation II (the “Company”), including its audit committee, reached the conclusion that its previously issued consolidated financial statements for the year ended December 31, 2021 should no longer be relied upon and such financial statements should be amended to disclose a certain related party transaction with the Company’s general legal counsel (as defined below) in the footnotes to the Company’s consolidated financial statements. The Company does not expect this change will have any impact on its net income, cash position and cash held in the trust account established in connection with its initial public offering. The Board, after consultation with management of the Company, determined that the Company will amend the footnotes to its consolidated financial statements for the year ended December 31, 2021 (collectively, the “Non-Reliance Period”). Accordingly, investors should no longer rely upon the Company’s previously released consolidated financial statements for the Non-Reliance Period. In addition, investors should no longer rely upon earnings releases for this period and other communications relating to these financial statements to the extent related to or affected by the Related Party Transaction.

This amendment follows discussions with the Company’s independent registered public accounting firm, Marcum LLP (“Marcum”), regarding a failure to include disclosure within the notes to the Company’s consolidated financial statements in regard to the engagement of Jessica L. Wasserstrom, LLC (“Wasserstrom”) to represent an affiliate of the Company’s sponsor, Lionheart Capital, LLC (“Lionheart Capital”), as corporate general counsel in connection with corporate and/or transactional matters (the “Related Party Transaction”). Wasserstrom was also engaged by the Company to provide counsel for general corporate legal matters, including related to mergers and acquisition activity. Jessica Wasserstrom, the principal of Wasserstrom, is the Chief Legal Officer of Lionheart Capital and its affiliated companies. All of the expenses attributable to Jessica Wasserstrom’s services to the Company have been reflected in its consolidated financial statements. After a thorough review of accounting standards related to the disclosure of related party transactions, the Company, in consultation with Marcum, concluded that it was necessary to revise the notes to its financial statements to reflect disclosure surrounding the Related Party Transaction. As noted above, the recharacterization of these expenses as a related party transaction had no impact on the Company’s net income, cash position or cash held in the trust account.

As a result of these discussions, the Company will amend Note 5 to its consolidated financial statements to include disclosure about the Related Party Transaction.

The added footnote disclosure will be reflected in amended financial statements included in an amendment to the Annual Report on Form 10-K for the year ended December 31, 2021 (the “Amended Form 10-K”). The Company is diligently pursuing completion of the amendment and intends to file the Amended Form 10-K as soon as reasonably practicable.

The Company has evaluated the amendment with respect to internal control over financial reporting and disclosure controls and procedures and will report a material weakness in internal control over financial reporting. As such, the Company has concluded that its disclosure controls and procedures and internal control over financial reporting for the Non-Reliance Period were not effective as of the end of the Non-Reliance Period, as well as in subsequent periods until such material weakness is remediated.

Determination of the impact of the change described above, is subject to continued analysis by management and the Company’s independent registered public accounting firm and could change based on further review and analysis of the Non-Reliance Period.

The Board and management of the Company have discussed the matters disclosed in this Item 4.02 with Marcum.

Forward-Looking Statements

This report contains forward-looking statements, and any statements other than statements of historical fact could be deemed to be forward-looking statements. These forward-looking statements include, among other things, statements regarding the Company’s intent to amend its prior consolidated financial statements for the Non-Reliance Period, the estimated impact of adjustments to the financial statements for the Non-Reliance Period, the anticipated timing for filing the Amended Form 10-K and related matters. These statements are subject to risks and uncertainties, including the risk that the process of preparing the amended consolidated financial statements or other subsequent events would require the Company to make additional adjustments to its financial statements and the time and effort required to complete the amendment of its consolidated financial statements and file the Amended Form 10-K, and actual results may differ materially from these statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2022

LIONHEART ACQUISITION CORPORATION II

By:	/s/ Ophir Sternberg
Name:	Ophir Sternberg
Title:	Chairman, President and Chief Executive Officer

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